UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 20, 2023

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176

(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110

(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, Ironwood Pharmaceuticals, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As described in Item 5.07 below, at the Annual Meeting, the stockholders of the Company voted to approve the Company’s Amended and Restated 2019 Equity Incentive Plan (the “Plan”), which was previously approved by the Company’s board of directors.

The Plan replaces the Company’s 2019 Equity Incentive Plan. The terms of the Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2023.

The foregoing description of the Plan is a summary only and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.	The stockholders elected nine director nominees, each to serve on the board of directors of the Company for a one-year term extending until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her death, resignation or removal, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Votes

Mark Currie, Ph.D.	56,107,624	70,843,008	8,009,329

Alexander Denner, Ph.D.	123,046,148	3,904,484	8,009,329

Andrew Dreyfus	124,923,639	2,026,993	8,009,329

Jon Duane	124,477,034	2,473,598	8,009,329

Marla Kessler	125,421,968	1,528,664	8,009,329

Thomas McCourt	125,283,903	1,666,729	8,009,329

Julie McHugh	123,874,441	3,076,191	8,009,329

Catherine Moukheibir	124,099,671	2,850,961	8,009,329

Jay Shepard	125,411,743	1,538,889	8,009,329

2.	The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
124,448,271	2,240,534	261,827	8,009,329

3.	The stockholders recommended, on a non-binding advisory basis, that future non-binding advisory votes to approve the compensation of the Company’s named executive officers, be held once every year, based on the following votes:

1 Year	2 Years	3 Year	Abstain	Broker Non-Votes
121,938,287	49,482	4,852,417	110,446	8,009,329

4.	The stockholders approved the Company’s Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
119,042,503	7,783,479	124,650	8,009,329

5.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023, based on the following votes:

For	Against	Abstain	Broker Non-Votes
131,145,295	3,631,560	183,106	-

Consistent with the stockholder voting results and the recommendation of the board of directors of the Company in the proxy statement for the Annual Meeting, the board of directors of the Company has determined to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the board of directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interests of the Company’s stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2019 Equity Incentive Plan.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 22, 2023	By:	/s/ Sravan K. Emany
Name: Sravan K. Emany
Title: Senior Vice President, Chief Financial Officer